VOYA FUNDS TRUST

(All Funds)

VOYA MUTUAL FUNDS

(All Funds)

VOYA SEPARATE PORTFOLIOS TRUST

(All Funds except for the suite of Voya Retirement Solution Funds)

VOYA SENIOR INCOME FUND

VOYA SERIES FUND, INC.

(Voya Global Target Payment Fund and Voya Money Market Fund only)

Supplement dated August 7, 2015

to the current Statements of Additional Information

(each an “SAI” and collectively the “SAIs”)

for the above named Company/Trusts

(each a “Registrant” and collectively the “Registrants”)

and their respective Funds as identified above

(each a “Fund” and collectively the “Funds”)

Effective immediately, the SAIs for the Funds are hereby revised as follows:

1.	SAIs for all Funds except for Voya Senior Income Fund

The following paragraph is included in the section entitled “Principal Underwriter – Additional Promotional Incentives” of the Funds’ SAIs:

The Distributor may, from time to time, pay additional cash and non-cash compensation from its own resources to its employee sales staff for sales of certain Voya funds that are made by registered representatives of broker-dealers to the extent such compensation is not prohibited by law or the rules of any self-regulatory agency, such as FINRA.

2.	SAI for Voya Senior Income Fund:

The following is included in the section entitled “Principal Underwriter” of the Fund’s SAIs:

Other Incentives

The Distributor may, from time to time, pay additional cash and non-cash compensation from its own resources to its employee sales staff for sales of certain Voya funds that are made by registered representatives of broker-dealers to the extent such compensation is not prohibited by law or the rules of any self-regulatory agency, such as FINRA.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE